Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Nine Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	September 30,

	2013	2012	Change

Interest income	$695,755	764,140	(8.9)%
Interest expense	89,894	117,479	(23.5)

Net interest income	605,861	646,661	(6.3)
Provision for loan losses	55,534	173,843	(68.1)

Net interest income after provision for loan losses	550,327	472,818	16.4

Non-interest income:
Service charges on deposit accounts	58,142	57,319	1.4
Fiduciary and asset management fees	32,471	31,966	1.6
Brokerage revenue	21,231	19,786	7.3
Mortgage banking income	19,569	23,247	(15.8)
Bankcard fees	22,662	23,938	(5.3)
Investment securities gains, net	2,571	30,909	(91.7)
Other fee income	16,461	14,927	10.3
(Decrease) increase in fair value of private equity investments, net	(856)	6,428	nm
Other non-interest income	21,139	25,329	(16.5)

Total non-interest income	193,390	233,849	(17.3)

Non-interest expense:
Salaries and other personnel expense	276,190	280,972	(1.7)
Net occupancy and equipment expense	77,025	79,512	(3.1)
FDIC insurance and other regulatory fees	24,059	37,171	(35.3)
Foreclosed real estate expense, net	28,800	55,677	(48.3)
Losses on other loans held for sale, net	487	4,005	(87.8)
Professional fees	28,922	29,270	(1.2)
Third-party services	30,446	28,466	7.0
Visa indemnification charges	801	5,546	(85.6)
Restructuring charges	7,295	3,444	111.8
Other operating expenses	76,774	78,827	(2.6)

Total non-interest expense	550,799	602,890	(8.6)

Income before income taxes	192,918	103,777	85.9
Income tax expense (benefit)	72,114	(2,393)	nm

Net income	120,804	106,170	13.8

Dividends and accretion of discount on Series A Preferred Stock	38,100	43,968	(13.3)

Net income available to common shareholders	$82,704	62,202	33.0

Net income per common share, basic	0.10	0.08	20.8

Net income per common share, diluted	0.09	0.07	30.4

Cash dividends declared per common share	0.03	0.03	-

Return on average assets	0.61%	0.53	15.1
Return on average common equity	4.16	4.33	(3.9)

Weighted average common shares outstanding, basic	865,565	786,429	10.1%
Weighted average common shares outstanding, diluted	927,329	909,717	1.9

nm - not meaningful

Synovus

INCOME STATEMENT DATA
(Unaudited)
(Dollars in thousands, except per share data)	2013			2012		3rd Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘13 vs. ‘12 Change

Interest income	$233,852	231,513	230,391	240,000	247,676	(5.6)%
Interest expense	29,882	29,436	30,577	32,544	35,331	(15.4)

Net interest income	203,970	202,077	199,814	207,456	212,345	(3.9)
Provision for loan losses	6,761	13,077	35,696	146,526	63,572	(89.4)

Net interest income after provision for loan losses	197,209	189,000	164,118	60,930	148,773	32.6

Non-interest income:
Service charges on deposit accounts	19,426	19,195	19,521	20,883	20,404	(4.8)
Fiduciary and asset management fees	10,389	11,111	10,971	10,537	10,340	0.5
Brokerage revenue	6,636	7,002	7,594	7,127	6,844	(3.0)
Mortgage banking income	5,314	7,338	6,917	9,025	9,261	(42.6)
Bankcard fees	7,760	7,838	7,064	10,137	7,866	(1.3)
Investment securities gains, net	1,124	1,403	45	8,233	6,656	(83.1)
Other fee income	5,199	5,775	5,487	6,211	5,276	(1.5)
Increase (decrease) in fair value of private equity investments, net	284	(883)	(257)	1,805	(944)	nm
Other non-interest income	7,446	6,313	7,379	6,159	7,530	(1.1)

Total non-interest income	63,578	65,092	64,721	80,117	73,233	(13.2)

Non-interest expense:
Salaries and other personnel expense	92,794	89,479	93,917	94,901	93,177	(0.4)
Net occupancy and equipment expense	26,475	26,383	24,167	26,063	26,647	(0.6)
FDIC insurance and other regulatory fees	7,639	7,941	8,480	8,237	9,205	(17.0)
Foreclosed real estate expense, net	10,359	7,502	10,940	34,978	11,997	(13.7)
Losses (gains) on other loans held for sale, net	408	(86)	165	675	4,104	(90.1)
Professional fees	11,410	10,416	7,095	12,037	10,074	13.3
Third-party services	10,151	10,366	9,929	9,540	9,429	7.7
Visa indemnification charges	-	764	37	757	833	(100.0)
Restructuring charges	687	1,758	4,850	1,969	1,192	(42.4)
Other operating expenses	27,405	26,663	22,706	24,189	24,834	10.4

Total non-interest expense	187,328	181,186	182,286	213,346	191,492	(2.2)

Income before income taxes	73,459	72,906	46,553	(72,299)	30,514	140.7
Income tax expense (benefit)	27,765	27,371	16,979	(796,339)	(211)	nm

Net income	45,694	45,535	29,574	724,040	30,725	48.7

Dividends and accretion of discount on Series A Preferred Stock	8,506	14,818	14,776	14,736	14,695	(42.1)

Net income available to common shareholders	$37,188	30,717	14,798	709,304	16,030	132.0

Net income per common share, basic	0.04	0.04	0.02	0.90	0.02	90.7

Net income per common share, diluted	0.04	0.03	0.02	0.78	0.02	120.1

Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01	-

Return on average assets *	0.69%	0.69%	0.46%	11.13%	0.47	46.8
Return on average common equity *	5.40	4.70	2.30	149.46	3.30	63.6

Weighted average common shares outstanding, basic	956,694	851,093	787,043	786,576	786,576	21.6%
Weighted average common shares outstanding, diluted	959,680	910,937	910,835	911,251	910,396	5.4

nm - not meaningful

* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2013	December 31, 2012	September 30, 2012
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$514,694	614,630	454,028
Interest bearing funds with Federal Reserve Bank	966,435	1,498,390	815,156
Interest earning deposits with banks	14,060	23,442	27,215
Federal funds sold and securities purchased under resale agreements	80,177	113,517	116,318
Trading account assets, at fair value	17,363	11,102	5,953
Mortgage loans held for sale, at fair value	61,232	212,663	246,224
Other loans held for sale	9,351	10,690	11,254
Investment securities available for sale, at fair value	3,151,344	2,981,112	3,229,440

Loans, net of deferred fees and costs	19,711,610	19,541,690	19,731,865
Allowance for loan losses	(318,612)	(373,405)	(420,404)

Loans, net	19,392,998	19,168,285	19,311,461

Premises and equipment, net	476,088	479,546	475,222
Goodwill	24,431	24,431	24,431
Other intangible assets, net	3,783	5,149	5,895
Other real estate	126,640	150,271	189,182
Deferred tax asset, net	763,050	806,406	1,985
Other assets	616,714	660,378	850,880

Total assets	$26,218,360	26,760,012	25,764,644

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$5,358,659	5,665,527	5,503,288
Interest bearing deposits, excluding brokered deposits	14,339,997	14,298,768	14,423,583
Brokered deposits	1,275,200	1,092,749	919,959

Total deposits	20,973,856	21,057,044	20,846,830

Federal funds purchased, securities sold under repurchase agreements, and other short-term liabilities	194,613	201,243	165,865
Long-term debt	1,885,057	1,726,455	1,654,183
Other liabilities	232,974	205,839	222,066

Total liabilities	23,286,500	23,190,581	22,888,944

Shareholders’ equity:
Series A Preferred Stock - no par value, 967,870 outstanding at December 31, 2012 and September 30, 2012	-	957,327	954,690

Series C Preferred Stock - no par value, 5,200,000 outstanding at September 30, 2013	125,400	-	-
Common stock - $1.00 par value. 972,230,238 outstanding at September 30, 2013, 786,579,240 outstanding at December 31, 2012, and 786,575,516 outstanding at September 30, 2012	977,924	792,273	792,269
Additional paid-in capital	2,138,593	2,189,874	2,202,903
Treasury stock, at cost - 5,693,452 shares	(114,176)	(114,176)	(114,176)
Accumulated other comprehensive (loss) income	(29,514)	4,101	16,156
Accumulated deficit	(166,367)	(259,968)	(976,142)

Total shareholders’ equity	2,931,860	3,569,431	2,875,700

Total liabilities and shareholders’ equity	$26,218,360	26,760,012	25,764,644

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2013			2012
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,062,976	3,034,152	2,984,129	3,069,000	3,495,838
Yield	1.79%	1.70	1.42	1.62	1.67
Tax-exempt investment securities (2) (4)	$9,835	11,435	14,362	17,377	19,503
Yield (taxable equivalent)	6.26%	6.47	6.34	6.59	6.47
Trading account assets	$13,806	7,847	8,629	9,600	12,343
Yield	4.50%	6.34	7.12	8.04	8.27
Commercial loans (3) (4)	$16,067,424	16,075,832	16,000,000	16,171,318	16,102,353
Yield	4.37%	4.39	4.48	4.50	4.65
Consumer loans (3)	$3,528,057	3,454,874	3,461,622	3,514,256	3,529,528
Yield	4.61%	4.62	4.68	4.70	4.72
Allowance for loan losses	$(328,084)	(351,075)	(372,239)	(405,237)	(446,495)

Loans, net (3)	$19,267,397	19,179,631	19,089,383	19,280,337	19,185,386
Yield	4.50%	4.52	4.54	4.65	4.79
Mortgage loans held for sale	$85,493	129,742	179,507	208,839	175,199
Yield	4.07%	4.35	3.80	3.72	4.03
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$1,375,921	1,550,113	1,343,652	1,366,422	1,215,743
Yield	0.24%	0.24	0.24	0.24	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$70,741	65,014	65,330	66,630	53,239
Yield	2.30%	2.35	2.36	2.03	1.87
Total interest earning assets	$23,886,169	23,977,934	23,684,992	24,018,205	24,157,251
Yield	3.89%	3.88	3.95	3.99	4.09

Interest Bearing Liabilities

Interest bearing demand deposits	$3,933,902	3,895,675	3,839,707	3,872,025	3,344,561
Rate	0.23%	0.18	0.18	0.18	0.19
Money market accounts	$6,148,289	6,072,155	6,135,649	6,251,374	6,751,607
Rate	0.33%	0.33	0.33	0.33	0.33
Savings deposits	$607,144	609,832	581,792	558,726	557,086
Rate	0.11%	0.11	0.11	0.10	0.10
Time deposits under $100,000	$1,526,974	1,537,639	1,581,092	1,648,554	1,763,864
Rate	0.62%	0.64	0.69	0.74	0.85
Time deposits over $100,000	$2,022,719	1,891,624	1,958,870	2,015,582	2,176,488
Rate	0.84%	0.88	0.93	0.99	1.11
Brokered money market accounts	$202,802	202,532	202,734	180,216	186,336
Rate	0.27%	0.31	0.32	0.34	0.33
Brokered time deposits	$1,130,491	1,131,444	1,013,461	800,434	820,908
Rate	0.70%	0.77	0.99	1.42	1.83

Total interest bearing deposits	$15,572,321	15,340,901	15,313,305	15,326,911	15,600,850
Rate	0.42%	0.42	0.44	0.47	0.54
Federal funds purchased and other short-term liabilities	$195,717	206,046	214,661	266,431	350,183
Rate	0.14%	0.15	0.17	0.17	0.17
Long-term debt	$1,885,385	1,762,173	1,688,580	1,740,588	1,372,741
Rate	2.85%	3.06	3.26	3.31	4.09
Total interest bearing liabilities	$17,653,423	17,309,120	17,216,546	17,333,930	17,323,774
Rate	0.67%	0.68	0.72	0.75	0.81
Non-interest bearing demand deposits	$5,306,447	5,327,795	5,232,587	5,466,312	5,560,827
Effective cost of funds	0.49%	0.49	0.52	0.54	0.58
Net interest margin	3.40%	3.39	3.43	3.45	3.51

Taxable equivalent adjustment	$529	557	618	766	761

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and (losses).
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)

	September 30, 2013
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$953,632	4.8%	$2,991	0.7%
Hotels	611,756	3.1	452	0.1
Office Buildings	799,613	4.1	5,623	1.2
Shopping Centers	866,460	4.4	11,389	2.5
Commercial Development	167,435	0.8	47,150	10.5
Warehouses	552,378	2.8	2,184	0.5
Other Investment Property	489,839	2.5	9,795	2.2

Total Investment Properties	4,441,113	22.5	79,584	17.8

1-4 Family Construction	125,134	0.6	3,199	0.7
1-4 Family Investment Mortgage	853,060	4.3	25,820	5.7
Residential Development	196,051	1.0	17,781	3.9

Total 1-4 Family Properties	1,174,245	6.0	46,800	10.4

Land Acquisition	730,135	3.7	152,911	33.9

Total Commercial Real Estate	6,345,493	32.2	279,295	61.9

Commercial, Financial, and Agricultural	5,415,424	27.5	64,907	14.4
Owner-Occupied Real Estate	3,811,649	19.3	41,559	9.2
Small Business	591,377	2.9	5,475	1.2

Total Commercial & Industrial	9,818,450	49.8	111,941	24.8
Home Equity Lines	1,549,582	7.9	18,996	4.2
Consumer Mortgages	1,482,861	7.5	38,902	8.6
Credit Cards	253,805	1.3	-	-
Other Retail Loans	286,421	1.5	1,745	0.4

Total Retail	3,572,669	18.0	59,643	13.2
Unearned Income	(25,002)	nm	-	nm

Total	$19,711,610	100.0%	$450,879	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)
Loan Type	Total Loans September 30, 2013	June 30, 2013	3Q13 vs. 2Q13 % change (1)	September 30, 2012	3Q13 vs. 3Q12 % change
Multi-Family	$953,632	898,472	24.4	759,500	25.6%
Hotels	611,756	656,471	(27.0)	689,196	(11.2)
Office Buildings	799,613	782,196	8.8	772,961	3.4
Shopping Centers	866,460	844,309	10.4	918,224	(5.6)
Commercial Development	167,435	177,511	(22.5)	279,585	(40.1)
Warehouses	552,378	538,274	10.4	508,770	8.6
Other Investment Property	489,839	495,290	(4.4)	474,228	3.3

Total Investment Properties	4,441,113	4,392,523	4.4	4,402,464	0.9

1-4 Family Construction	125,134	120,417	15.5	152,598	(18.0)
1-4 Family Investment Mortgage	853,060	857,063	(1.9)	906,744	(5.9)
Residential Development	196,051	220,007	(43.2)	367,908	(46.7)

Total 1-4 Family Properties	1,174,245	1,197,487	(7.7)	1,427,250	(17.7)

Land Acquisition	730,135	752,319	(11.7)	909,420	(19.7)

Total Commercial Real Estate	6,345,493	6,342,329	0.2	6,739,134	(5.8)

Commercial, Financial, and Agricultural	5,415,424	5,397,786	1.3	5,163,546	4.9
Owner-Occupied Real Estate	3,811,649	3,833,713	(2.3)	3,877,578	(1.7)
Small Business	591,377	568,881	15.7	444,784	33.0

Total Commercial & Industrial	9,818,450	9,800,380	0.7	9,485,908	3.5
Home Equity Lines	1,549,582	1,507,738	11.0	1,572,986	(1.5)
Consumer Mortgages	1,482,861	1,451,212	8.7	1,416,820	4.7
Credit Cards	253,805	251,788	3.2	257,922	(1.6)
Other Retail Loans	286,421	278,603	11.1	276,148	3.7

Total Retail	3,572,669	3,489,341	9.5	3,523,876	1.4
Unearned Income	(25,002)	(23,767)	nm	(17,053)	nm

Total	$19,711,610	19,608,283	2.1%	19,731,865	(0.1)%

(1) Percentage change is annualized.

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)		2013			2012		3rd Quarter
		Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	‘13 vs. ‘12 Change
Non-performing Loans	$	450,879	483,464	513,227	543,333	700,204	(35.6) %
Other Loans Held for Sale (1)		9,351	12,083	9,129	9,455	10,019	(6.7)
Other Real Estate		126,640	139,653	155,237	150,271	189,182	(33.1)

Non-performing Assets		586,870	635,200	677,592	703,059	899,405	(34.7)

Allowance for Loan Losses		318,612	334,880	351,772	373,405	420,404	(24.2)

Net Charge-Offs - Quarter		23,030	29,969	57,328	193,525	96,493	(76.1)
Net Charge-Offs / Average Loans - Quarter (2)		0.47%	0.61	1.18	3.94	1.97

Non-performing Loans / Loans		2.29	2.47	2.65	2.78	3.55
Non-performing Assets / Loans, Other Loans Held for Sale & ORE		2.96	3.21	3.47	3.57	4.51
Allowance / Loans		1.62	1.71	1.82	1.91	2.13

Allowance / Non-performing Loans		70.66	69.27	68.54	68.72	60.04
Allowance / Non-performing Loans (3)		91.84	91.76	97.75	93.49	131.56

Past Due Loans over 90 days and Still Accruing	$	4,738	4,596	5,799	6,811	8,972	(47.2) %
As a Percentage of Loans Outstanding		0.02%	0.02	0.03	0.03	0.05

Total Past Dues Loans and Still Accruing	$	78,906	80,678	88,330	104,825	108,633	(27.4)
As a Percentage of Loans Outstanding		0.40%	0.41	0.46	0.54	0.55

Accruing troubled debt restructurings (TDRs)	$	574,236	635,125	623,900	673,383	698,847	(17.8)
(1) Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2) Ratio is annualized.
(3) Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
		September 30, 2013	December 31, 2012	September 30, 2012
Tier 1 Capital	$	2,292,757	2,832,244	2,835,950
Total Risk-Based Capital		2,835,116	3,460,998	3,465,950
Tier 1 Capital Ratio		10.55%	13.24	13.23
Tier 1 Common Equity Ratio		9.93	8.72	8.73
Total Risk-Based Capital Ratio		13.04	16.18	16.16
Tier 1 Leverage Ratio		8.96	11.00	10.97
Common Equity as a Percentage of Total Assets (2)		10.70	9.76	7.46
Tangible Common Equity as a Percentage of Tangible Assets (3)		10.61	9.66	7.35
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)		12.78	12.07	8.82
Book Value Per Common Share (4) (5)		2.89	2.99	2.11
Tangible Book Value Per Common Share (3) (5)		2.86	2.95	2.07
(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.

(5) September 30, 2013 includes addition to common shares from the final settlement of tangible equity units (tMEDS) of 122.8 million shares. Equity and common shares for prior periods exclude impact of unexercised tangible equity units (tMEDs).